Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated June 10, 2016 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for Class A, B and C and Class I and R, both dated February 29, 2016, as supplemented on March 14, 2016, and the Statement of Additional Information dated February 29, 2016, as supplemented on March 14, 2016, and to the CALAMOS® FAMILY OF FUNDS Prospectuses for Class A and C and Class I, both dated April 5, 2016 and the Statement of Additional Information dated April 5, 2016

On May 31, 2016, Fidelity Institutional Prime Money Market Portfolio and Fidelity Institutional Money Market Treasury Portfolio changed their names to Fidelity Investments Prime Money Market Portfolio and Fidelity Investments Money Market Treasury Portfolio, respectively. Accordingly, effective immediately, all references to Fidelity Institutional Prime Money Market Portfolio and Fidelity Institutional Money Market Treasury Portfolio in the Prospectuses and Statements of Additional Information are deleted and replaced with references to Fidelity Investments Prime Money Market Portfolio and Fidelity Investments Money Market Treasury Portfolio.

For Calamos Long/Short Fund, effective immediately, the Class C financial highlights for the year ended October 31, 2015 on page 152 of the Class A, B and C Prospectus are hereby deleted and replaced with the following:

Class C
Year Ended October 31,
2015
Net asset value, beginning of year	$10.74
Income from investment operations:
Net investment income (loss)(a)	(.23)
Net realized and unrealized gain (loss)	(0.16)
Total from investment operations	(.07)

Distributions:
Dividends from net investment income	—
Dividends from net realized gains	(.13)
Total distributions	(.13)

Net asset value, end of period	$10.54

Ratios and supplemental data:
Total return(b)	(0.66%)

Net assets, end of year (000)	$4,986
Ratio of net expenses to average net assets	3.01%
Ratio of gross expenses to average net assets prior to expense reductions	3.01%
Ratio of net investment income (loss) to average net assets	(2.11%)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.53%

Please retain this supplement for future reference

MFSPT2 06/16